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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of Idenix
Pharmaceuticals, Inc. (the "Company") for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Jean-Pierre Sommadossi, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted by
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 17, 2005


                                        /s/ Jean-Pierre Sommadossi
                                        ----------------------------------------
                                        Jean-Pierre Sommadossi
                                        Chief Executive Officer

     A signed original of this written statement required by Section 906 has been provided to Idenix Pharmaceuticals, Inc. and will be retained by Idenix Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.